Virtus Newfleet Dynamic Credit ETF (Ticker: BLHY),

a series of Virtus ETF Trust II

Supplement dated August 30, 2019 to the

Prospectus dated November 28, 2018

Important Notice To Investors

Effective August 30, 2019, William J. Eastwood and Eric Hess are added as portfolio managers of Virtus Newfleet Dynamic Credit ETF (the “Fund”). Also effective August 30, 2019, Jonathan R. Stanley no longer serves as a portfolio manager of the Fund; all references to Mr. Stanley as a portfolio manager of the Fund are removed from the Fund’s prospectus.

Accordingly, the information appearing under the heading “Risk/Return Summary Information – Management of the Fund – Portfolio Managers” beginning on page 10 of the Fund’s prospectus is replaced with the following:

The following employees of the Sub-Adviser are the Fund’s portfolio managers: David L. Albrycht, CFA (since December 2016), Francesco Ossino (since December 2016), William J. Eastwood, CFA (since August 2019), and Eric Hess, CFA (since August 2019). The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The information appearing under the heading “Management of the Fund – Portfolio Managers” beginning on page 13 of the Fund’s prospectus is replaced with the following:

The following employees of the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

David L. Albrycht, CFA, President and Chief Investment Officer of the Sub-Adviser

David Albrycht, CFA, is President and Chief Investment Officer at Newfleet Asset Management (since June 2011). Until June 2011, he was executive managing director (2008 to 2011) and vice president (2005 to 2008), fixed income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with Virtus Investment Advisers, Inc., at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

Francesco Ossino, Senior Managing Director and Senior Portfolio Manager of the Sub-Adviser

Francesco Ossino is a Senior Managing Director and Senior Portfolio Manager at Newfleet Asset Management (since 2012). Prior to joining the Sub-Adviser in 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004-2011) and Hartford Funds sub-adviser Wellington Management (2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. At Newfleet, Mr. Ossino is the sector head of the bank loan asset class and serves as a portfolio manager of Newfleet’s Floating Rate Bank Loan, High Yield and Flexible Credit Strategies. Additionally, Mr. Ossino is responsible for the structuring and management of Newfleet’s CLO platform.

William J. Eastwood, CFA, Senior Managing Director and Head of Trading of the Sub-Adviser

William J. Eastwood, CFA, is a Senior Managing Director and Head of Trading at Newfleet Asset Management with trading responsibilities primarily for leveraged finance. In addition, Mr. Eastwood is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in mutual funds through a number of subadvisory relationships. Mr. Eastwood joined Newfleet in 2011 as a senior fixed income trader. Prior to joining Newfleet, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Phoenix Investment Counsel.

Eric Hess, CFA, Managing Director and Credit Analyst of the Sub-Adviser

Eric Hess, CFA, is a Managing Director and Credit Analyst at Newfleet Asset Management and sector head of high yield credit. He is also responsible for the oil and gas, power, and utility industries. In addition, Mr. Hess is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in mutual funds through a number of subadvisory relationships. Prior to joining Newfleet in 2011, Mr. Hess was on the fixed income team at Goodwin. He joined Goodwin’s corporate credit research group in 2010.  Previous to joining Goodwin, he was a credit analyst for The Travelers Companies.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks, remains unchanged.

Investors should retain this supplement for future reference.

Virtus Newfleet Dynamic Credit ETF (Ticker: BLHY),

a series of Virtus ETF Trust II

Supplement dated August 30, 2019 to the

Statement of Additional Information (“SAI”) dated November 28, 2018

Important Notice to Investors

Effective August 30, 2019, William J. Eastwood and Eric Hess are added as portfolio managers of Virtus Newfleet Dynamic Credit ETF (the “Fund”). Also effective August 30, 2019, Jonathan R. Stanley no longer serves as a portfolio manager of the Fund; all references to Mr. Stanley as a portfolio manager of the Fund are removed from the Fund’s SAI.

The disclosure in the table under “Portfolio Managers – Ownership of Fund Shares” beginning on page 23 of the SAI is amended by adding a row for each of Mr. Eastwood and Mr. Hess with the following information, and an associated footnote:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William J. Eastwood*	None
Eric Hess*	None

*As of July 31, 2019.

The disclosure in the first table under “Portfolio Managers – Other Accounts” beginning on page 23 of the SAI is amended by adding a row for each of Mr. Eastwood and Mr. Hess to the table with the following information, and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William J. Eastwood*	0	N/A	0	N/A	0	N/A
Eric Hess*	0	N/A	0	N/A	0	N/A

*As of July 31, 2019.

Investors should retain this supplement with the SAI for future reference.